Exhibit 99.1

Contact:	Robyn Brown Vice President, Investor Relations The Medicines Company 973-290-6000 investor.relations@themedco.com
FOR IMMEDIATE RELEASE:
THE MEDICINES COMPANY REPORTS THIRD QUARTER 2009
FINANCIAL RESULTS
Total sales in third quarter up 12%, year to date up 19%, despite economic pressures on U.S. hospitals and reduced PCI volume
PARSIPPANY, NJ, October 28, 2009 — The Medicines Company (NASDAQ: MDCO) today announced its financial results for the third quarter of 2009.
Financial highlights for the third quarter of 2009:
•	Net revenue increased by 12% to $98.8 million for the third quarter of 2009 from $88.1 million for the third quarter of 2008.
o	Angiomax U.S. sales increased by 9% to $92.2 million in the third quarter of 2009 compared to $85.0 million in the third quarter of 2008.

o	Angiomax/Angiox international net revenue in the third quarter of 2009 increased by 74% to $5.5 million compared to $3.1 million in the third quarter of 2008.

o	Cleviprex has now been accepted by more than 345 hospital formularies and has been purchased by more than 400 hospitals in the United States. Net revenue in the third quarter of 2009 was $1.1 million, up from $0.9 million in the second quarter.
•	Net loss for the third quarter of 2009 was ($3.2) million, or ($0.06) per share, compared to a net loss of ($13.2) million, or ($0.25) per share, for the third quarter of 2008.
The Medicines Company   8 Sylvan Way   Parsippany, New Jersey 07054   Tel: (973)290-6000   Fax: (973)656-9898
IRCC-PPR-066-01

•	Non-GAAP net income for the third quarter of 2009 was $5.1 million, or $0.10 per share, compared to non-GAAP net income of $8.5 million, or $0.16 per share, for the third quarter of 2008. Non-GAAP net income excludes the transaction costs associated with the Targanta and Curacyte acquisitions, stock-based compensation expense and non-cash income taxes.
Clive Meanwell, Chairman and Chief Executive Officer, stated, “This was a challenging quarter in terms of market dynamics. We estimate that inpatient PCI volume declined 9% year on year, including a dramatic 17 % reduction in elective PCIs, set against a 4% increase in emergent or urgent procedures. Despite this, we grew U.S. Angiomax volume and year on year, net sales worldwide are up 19%. Angiox and Cleviprex are beginning to make meaningful contributions to our top line. Our development programs are making progress.”
Recent operational highlights:
•	HORIZONS-AMI one-year trial results were published in The Lancet. The trial showed that Angiomax reduced cardiac-related death by 43 percent (p=0.005), improved overall survival by 27 percent (p=0.037) and reduced major bleeding complications by 39 percent (p<0.0001) compared with heparin plus a GP IIb/IIIa inhibitor. Angiomax showed an absolute reduction of 1.7 percent in cardiac-related death and 1.3 percent in all-cause death at one year.

•	The United States Patent and Trademark Office issued 2 new patents relating to a more consistent and improved Angiomax drug product, which were listed in the U.S. Food and Drug Administration’s publication “Approved Drug Products with Therapeutic Equivalence Evaluations,” which is commonly known as the Orange Book, for Angiomax.

•	The Company entered into a license agreement with Eagle Pharmaceuticals, Inc. under which The Medicines Company will have rights in the United States and Canada to an innovative, ready-to-use formulation of Argatroban, which is currently under review by the U.S. Food and Drug Administration (FDA).
The Medicines Company   8 Sylvan Way   Parsippany, New Jersey 07054   Tel: (973)290-6000     Fax: (973)656-9898

•	The Committee for Medicinal Products for Human Use (CHMP) granted a positive opinion applicable to all Member States of the European Union/European Economic Area that will extend the use of Angiox to include patients with heart attacks (so-called ST segment elevation myocardial infarction (STEMI)) undergoing emergency heart procedures called primary percutaneous coronary intervention (PCI).
Financial highlights for the first nine months of 2009:
•	Net revenue increased by 19% to $302.2 million for the first nine months of 2009 from $254.3 million for the same period in 2008.
o	Angiomax U.S. sales increased by 16% to $286.6 million for the first nine months of 2009 from $246.3 million for the first nine months of 2008.

o	Angiomax/Angiox international net revenue in the first nine months of 2009 increased by 64% to $13.1 million compared to $8.0 million in the first nine months of 2008.

o	Cleviprex net revenue in the first nine months of 2009 was $2.5 million.
•	Net loss for the first nine months of 2009 was ($2.7) million, or ($0.05) per share, and includes costs for the Targanta acquisition, compared to net loss of ($4.3) million, or ($0.08) per share, in the first nine months of 2008.

•	The Company reported non-GAAP net income of $20.9 million, or $0.40 per share, for the first nine months of 2009, compared to non-GAAP net income of $35.4 million, or $0.68 per share, for the first nine months of 2008. Non-GAAP net income excludes the Targanta and Curacyte acquisitions, stock-based compensation expense and non-cash income taxes.
The following table provides reconciliations between GAAP and non-GAAP net (loss) income for the third quarter (Q3) and first nine months (9M) of 2009 and 2008. Non-GAAP net income excludes the transaction charges related to the
The Medicines Company   8 Sylvan Way   Parsippany, New Jersey 07054   Tel: (973)290-6000     Fax: (973)656-9898

Targanta and Curacyte acquisitions, stock-based compensation expense and non-cash income taxes:

					Non-Cash
	Reported			FAS 123R	(Benefit)
	GAAP Net	Targanta	Curacyte	Stock-Based	Provision
	(Loss)	Transaction	Acquisition	Compensation	for Income	Non-GAAP
(in millions)	Income	Costs	Costs	Expense	Taxes	Net Income [1]

Q3 2009	($3.2)	—	—	$4.4	$3.8	$5.1
Q3 2008	($13.2)	—	$13.2	$6.0	$2.5	$8.5
9M 2009	($2.7)	$4.3	—	$15.3	$4.0	$20.9
9M 2008	($4.3)	—	$13.2	$17.4	$9.1	$35.4

Note: Amounts may not sum due to rounding.

[1]	Excluding the transaction charges related to the Targanta and Curacyte acquisitions, stock-based compensation expense and non-cash income taxes.
Reconciliations between GAAP and non-GAAP fully diluted (loss) earnings per share (EPS) for the third quarter (Q3) and first nine months (9M) of 2009 and 2008 are provided in the following table:

	Reported				Non-Cash
	GAAP			FAS 123R	(Benefit)
	(Loss)	Targanta	Curacyte	Stock-Based	Provision
	Earnings	Transaction	Acquisition	Compensation	for Income	Non-GAAP
(in millions)	Per Share	Costs	Costs	Expense	Taxes	EPS [1]

Q3 2009	($0.06)	—	—	$0.09	$0.07	$0.10
Q3 2008	($0.25)	—	$0.25	$0.11	$0.05	$0.16
9M 2009	($0.05)	$0.08	—	$0.29	$0.08	$0.40
9M 2008	($0.08)	—	$0.25	$0.34	$0.18	$0.68

Note: Amounts may not sum due to rounding.

[1]	Excluding the transaction charges related to the Targanta and Curacyte acquisitions, stock-based compensation expense and non-cash income taxes.
The Company believes that presenting the non-GAAP information contained in the financial tables and in this press release assists investors and others in gaining a better understanding of the Company’s core operating results and future prospects, expected growth rates or forecasted guidance, particularly as related to transaction charges associated with the Targanta acquisition, stock-based compensation expense and non-cash income taxes. Management uses this
The Medicines Company   8 Sylvan Way   Parsippany, New Jersey 07054   Tel: (973)290-6000     Fax: (973)656-9898

non-GAAP information, in addition to the GAAP information, as the basis for measuring the Company’s core operating performance and comparing such performance to that of prior periods and to the performance of its competitors. Such measures are also used by management in its financial and operating decision-making. Non-GAAP information is not meant to be considered superior to or a substitute for the Company’s results of operations prepared in accordance with GAAP. A reconciliation of GAAP results with non-GAAP results may also be found in the attached financial tables.
2009 Guidance (in millions, except percentages and per share data)
The Medicines Company is changing guidance for fiscal year 2009 as follows:

		July 29, 2009	October 28, 2009
	April 28, 2009	Guidance	Guidance
	Guidance	Changes(1)	Changes(1)
Net Sales
US Angiomax	$395-$405
International Angiox	$30-$40
Total Angiomax / Angiox	$425-$445	$425-$445

US Cleviprex	$10-$19	$5-$10
Total Net Sales	$435-$464	$430-$455	$395-$405	(3)

Cost of Revenue	28%

R&D (GAAP)	$97-$102		$102-$105
(w/o 123R)	$93-$98		$98-$101

SG&A (GAAP)	$194-$201
(w/o 123R)	$178-$183

Stock Based Comp -123R (2)	$20-$22		$19-$20

Investment Income	$3-$5		$2-$4

Effective Tax Rate	45%-50%		15%-25	%(4)

Net Income (loss) — GAAP	$13-$18		($13)-($10)
— Non GAAP	$47-$59		$8-$13

EPS — GAAP	$0.24-$0.34		($0.25)-($0.19)
EPS — Non GAAP	$0.88-$1.10		$0.14-$0.24
The Medicines Company   8 Sylvan Way   Parsippany, New Jersey 07054   Tel: (973)290-6000     Fax: (973)656-9898

(1)	Where no changes are indicated, previous guidance is reiterated.

(2)	Note that GAAP reporting of R&D and SG&A include stock based compensation expense

(3)	Updated guidance is provided for combined sales globally only.

(4)	Rate represents a benefit.
Non-GAAP net income (loss) and non-GAAP EPS each exclude expense from the Targanta acquisition, compensation expense relating to SFAS 123R, and non-cash tax provision.
There will be a conference call with management today at 8:30 a.m. Eastern Time to discuss third quarter 2009 financial results and operational developments. The conference call will be available via phone and webcast. The webcast can be accessed at The Medicines Company website at www.themedicinescompany.com.

The dial in information is listed below:
Domestic Dial In:	866-515-2915
International Dial In:	617-399-5129
Passcode for both dial in numbers:	71064969
Replay is available from 11:30 a.m. Eastern Time following the conference call through November 4, 2009. To hear a replay of the call dial 888-286-8010 (domestic) and 617-801-6888 (international). Passcode for both dial in numbers is 57422848.
About The Medicines Company
The Medicines Company (NASDAQ: MDCO) is focused on advancing the treatment of critical care patients through the delivery of innovative, cost-effective medicines to the worldwide hospital marketplace. The Company markets Angiomax® (bivalirudin) in the United States and other countries for use in patients undergoing coronary angioplasty, and Cleviprex® (clevidipine butyrate) injectable emulsion in the United States for the reduction of blood pressure when oral therapy is not feasible or not desirable. The Company recently licensed rights in the United States and Canada to an innovative formulation of Argatroban, which is currently under regulatory review in the United States. The Company also has two products in late stage development, cangrelor, an investigational antiplatelet agent and oritavancin, a semi-synthetic lipoglycopeptide antibiotic. The Company’s pipeline also includes a serine protease inhibitor, CU2010, in early-stage development. The Medicines Company’s website is www.themedicinescompany.com.
The Medicines Company   8 Sylvan Way   Parsippany, New Jersey 07054   Tel: (973)290-6000     Fax: (973)656-9898

Statements contained in this press release about The Medicines Company that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words “believes,” “anticipates” and “expects” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include whether we receive regulatory approval for additional indications, whether the Company’s products will advance in the clinical trials process on a timely basis or at all, whether clinical trial results will warrant submission of applications for regulatory approval, whether the Company will be able to obtain regulatory approvals, whether physicians, patients and other key decision-makers will accept clinical trial results, and such other factors as are set forth in the risk factors detailed from time to time in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Company’s Quarterly Report on Form 10-Q filed on August 10, 2009, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements.
The Medicines Company   8 Sylvan Way   Parsippany, New Jersey 07054   Tel: (973)290-6000     Fax: (973)656-9898

The Medicines Company
Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended September 30,
(in thousands, except per share data)	2009		2008
Net revenue		$98,789	$88,126

Operating expenses:
Cost of revenue		28,308	22,089
Research and development		22,464	44,075
Selling, general and administrative		47,358	42,865

Total operating expenses		98,130	109,029

Income (loss) from operations		659	(20,903)

Other income		151	1,070

Income (loss) before income taxes		810	(19,833)
(Provision) benefit for income taxes		(4,007)	6,616

Net (loss) income		$(3,197)	$(13,217)

Basic (loss) per common share	$	(0.06)	$(0.25)

Shares used in computing basic (loss) per common share		52,298	51,941

Diluted (loss) per common share		$(0.06)	$(0.25)

Shares used in computing diluted (loss) per common share		52,298	51,941

The Medicines Company   8 Sylvan Way   Parsippany, New Jersey 07054   Tel: (973)290-6000     Fax: (973)656-9898

The Medicines Company
Condensed Consolidated Statements of Operations
(unaudited)

	Nine Months Ended September 30,
(in thousands, except per share data)	2009	2008
Net revenue	$302,181	$254,285
Operating expenses:
Cost of revenue	86,958	63,121
Research and development	68,685	82,518
Selling, general and administrative	146,863	117,004

Total operating expenses	302,506	262,643

(Loss) from operations	(325)	(8,358)

Other income	2,055	5,256

Income (loss) before income taxes	1,730	(3,102)
Provision for income taxes	(4,465)	(1,205)

Net (loss)	$(2,735)	$(4,307)

Basic (loss) per common share	$(0.05)	$(0.08)

Shares used in computing basic (loss) per common share	52,225	51,842

Diluted (loss) per common share	$(0.05)	$(0.08)

Shares used in computing diluted (loss) per common share	52,225	51,842

The Medicines Company   8 Sylvan Way   Parsippany, New Jersey 07054   Tel: (973)290-6000     Fax: (973)656-9898

The Medicines Company
Condensed Consolidated Balance Sheets

	September 30,	December 31,
(in thousands)	2009	2008
ASSETS

Cash, cash equivalents and available for sales securities	$172,020	$216,206
Accrued interest receivable	868	1,336
Accounts receivable, net	44,717	33,657
Inventory	19,440	28,229
Prepaid expenses and other current assets	15,712	16,402

Total current assets	252,757	295,830

Fixed assets, net	26,210	27,331
Intangible assets, net	15,471	16,349
Restricted cash	7,169	5,000
Deferred tax assets	4,958	37,657
In process research & development	69,500	—
Goodwill	26,035	—
Other assets	7,325	5,237

Total assets	$409,425	$387,404

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities	$70,697	$83,608
Contingent purchase price	22,741	—
Other long term liabilities	5,667	5,771
Stockholders’ equity	310,320	298,025

Total liabilities and stockholders’ equity	$409,425	$387,404

The Medicines Company   8 Sylvan Way   Parsippany, New Jersey 07054   Tel: (973)290-6000     Fax: (973)656-9898

The Medicines Company
Reconciliation of GAAP to non-GAAP Measures
(All amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30, 2009
		Targanta				Non-cash		Non-GAAP (5)
	GAAP (1)	Acquisition		SFAS 123R		Tax Provision		As Adjusted
Net revenue	$98,789	$—		$—		$—		$98,789

Operating expenses:
Cost of revenue	28,308	—		(223	) (3)	—		28,085
Research and development	22,464	—		(823	) (3)	—		21,641
Selling, general and administrative	47,358	—	(2)	(3,394	) (3)	—		43,964

Total operating expenses	98,130	—		(4,440)		—		93,690

Income from operations	659	—		4,440		—		5,099

Other income	151	—		—		—		151

Income before income taxes	810	—		4,440		—		5,250
(Provision) benefit for income taxes	(4,007)	—	(2)	—		3,829	(4)	(178)

Net income	(3,197)	—		4,440		3,829		5,072

Basic (loss) earnings per common share	$(0.06)	$—		$0.09		$0.07		$0.10

Shares used in computing basic (loss) earnings per common share	52,298	52,298		52,298		52,298		52,298

Diluted (loss) earnings per common share	$(0.06)	$—		$0.09		$0.07		$0.10

Shares used in computing diluted (loss) earnings per common share	52,298	52,298		52,298		52,298		52,298

(1)	GAAP results

(2)	Targanta aquisition

(3)	Non-cash stock compensation expense

(4)	Non-cash income taxes

(5)	Non-GAAP results
The Medicines Company   8 Sylvan Way   Parsippany, New Jersey 07054   Tel: (973)290-6000     Fax: (973)656-9898

The Medicines Company
Reconciliation of GAAP to non-GAAP Measures
(All amounts in thousands, except per share amounts)
(Unaudited)

	Nine Months Ended September 30, 2009
		Targanta				Non-cash		Non-GAAP (5)
	GAAP(1)	Acquisition		SFAS 123R		Tax Provision		As Adjusted
Net revenue	$302,181	$—		$—		$—		$302,181

Operating expenses:
Cost of revenue	86,958	—		(697	) (3)	—		86,261
Research and development	68,685			(2,762	) (3)	—		65,923
Selling, general and administrative	146,863	(4,281	) (2)	(11,888	) (3)	—		130,694

Total operating expenses	302,506	(4,281)		(15,347)		—		282,878

(Loss) income from operations	(325)	4,281		15,347		—		19,303

Other income	2,055	—		—		—		2,055

Income before income taxes	1,730	4,281		15,347		—		21,358
(Provision) benefit for income taxes	(4,465)	—	(2)	—		3,972	(4)	(493)

Net (loss) income	(2,735)	4,281		15,347		3,972		20,865

Basic (loss) earnings per common share	$(0.05)	$0.08		$0.29		$0.08		$0.40

Shares used in computing basic (loss) earnings per common share	52,225	52,225		52,225		52,225		52,225

Diluted (loss) earnings per common share	$(0.05)	$0.08		$0.29		$0.08		$0.40

Shares used in computing diluted (loss) earnings per common share	52,225	52,225		52,225		52,225		52,225

(1)	GAAP results

(2)	Targanta aquisition

(3)	Non-cash stock compensation expense

(4)	Non-cash income taxes

(5)	Non-GAAP results
The Medicines Company   8 Sylvan Way   Parsippany, New Jersey 07054   Tel: (973)290-6000     Fax: (973)656-9898